EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MARCH 18, 2013 TO THE PROSPECTUS DATED MAY 1, 2012, AS REVISED FEBRUARY 8, 2013

This Supplement updates information contained in the Prospectus dated May 1, 2012, as revised of EQ Advisors Trust (the “Trust”) regarding the EQ/Natural Resources PLUS Portfolio (the “Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about an additional member to the Portfolio’s team of portfolio managers.

Information Regarding

EQ/Natural Resources PLUS Portfolio

The following information hereby is added to the section of the Prospectus entitled “Who Manages the Portfolio – Adviser: RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”):

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Jeffrey Schok, CFA	Senior Analyst for global resources and precious metal strategies at RBC GAM (US)	February 2012

* * * * *

The last sentence of the first paragraph of the section of the Prospectus entitled “Management of the Trust – The Advisers – RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), is deleted and replaced with the following:

Chris Beer, Brahm Spilfogel, and Jeffrey Schok are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the EQ/Natural Resources PLUS Portfolio.

The following information is added to the section of the Prospectus entitled “Management of the Trust – The Advisers – RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”):

Jeffrey Schok, CFA, is a Senior Analyst for global resources and precious metal strategies at RBC GAM (US). He joined RBC GAM in 2012 with nearly five years of experience conducting fundamental research in the metals and mining sector with a focus on gold and precious metals. Mr. Schok began his career in the financial industry in 2006 as an equity research associate at a global investment bank before transitioning to a leading Canadian bank. Prior to this, he provided sales and marketing strategy to the pharmaceutical industry as a consultant for a leading management consulting firm.